                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                  ------------

        Date of Report (Date of earliest event reported): July 26, 1996


                        BAY APARTMENT COMMUNITIES, INC.
               (Exact name of Registrant as specified in charter)


          Maryland                       1-12672                 77-0404318
          --------                       -------                 ----------
(State or other jurisdiction     (Commission file number)       (IRS employer
     of incorporation)                                       identification no.)

          4340 Stevens Creek Boulevard, Suite 275, San Jose, CA 95129
          -----------------------------------------------------------
          (Address of principal executive offices)         (Zip Code)

                                 (408) 983-1500
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 5. Other Events.

Property Acquisitions.
----------------------

     From July 26, 1996 through August 7, 1996, Bay Apartment Communities, Inc. (the "Company") acquired four properties for an aggregate purchase price of approximately $77.8 million. As of August 7, 1996 the Company's portfolio consisted of 33 properties. The properties acquired from July 26, 1996 through August 7, 1996 are described below. Substantially all of the purchase price for each of the properties acquired on July 26, 1996 was funded by drawing on the Company's $200 million unsecured line of credit from Union Bank of Switzerland and substantially all of the purchase price for each of the properties acquired on August 7, 1996 was funded using the proceeds from the Company's underwritten public offering of 5,750,000 shares of common stock on August 5, 1996. Neither the Company, any subsidiary of the Company nor any director or officer of the Company was affiliated with or had a material relationship with the seller of any property described below.

     MILL CREEK. On July 26, 1996, the Company purchased from Transamerica Realty Services, Inc. a 258 apartment home community located in Costa Mesa, California ("Mill Creek") for approximately $17.5 million. The Company intends to repair and repaint the community's exterior, add washers and dryers to the apartment home interiors, rebuild its leasing facility and fitness center and upgrade its landscaping.

     THE FOUNTAINS. On July 26, 1996, the Company purchased from Keystone California Corp. a 226 apartment home community located in San Jose, California ("The Fountains") for approximately $27.9 million. The Company intends to repaint the entire exterior of this community and make other minor repairs.

     CHANNING HEIGHTS. On August 7, 1996, the Company purchased from Channing Heights Associates a 254 apartment home community located in San Rafael, California ("Channing Heights") for approximately $24.5 million plus additional transaction costs of approximately $400,000. The Company intends to replace the community's roof, repair and repaint its exterior siding, upgrade its interiors, replace its leasing facility and fitness center and substantially upgrade its landscaping.

     MARTINIQUE GARDENS. On August 7, 1996, the Company purchased from S & P Company a 145 apartment home community located in Costa Mesa, California ("Martinique Gardens") for approximately $7.5 million. The Company expects to substantially rebuild this community, including replacing its roof, repairing and repainting its exterior siding, replacing all apartment home interiors, rebuilding its leasing facility and fitness center, adding a substantial number of new garages, repaving its roadways and replacing the swimming pool and all of the landscaping. The pro forma impact of this acquisition was reported in the Company's current report on Form 8-K/A, dated May 23, 1996, as filed with the Securities and Exchange Commission on July 5, 1996.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements under Rule 3-14 of Regulation S-X.

            Financial Statements of Businesses Acquired. See Index to Financial Statements (page F-1).

(b)  Pro forma Financial Statements

            Pro Forma Financial Information. See Index to Financial Statements (page F-1).

(c)  Exhibits

           23.1  Independent Accountants Consent.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.


                                        BAY APARTMENT COMMUNITIES, INC.


Dated: November 12, 1996                By: /s/ Gilbert M. Meyer
                                           --------------------------------
                                        Gilbert M. Meyer
                                        Chairman of the Board and President



330184.c1

                        BAY APARTMENT COMMUNITIES, INC.
                                _______________



                         INDEX TO FINANCIAL STATEMENTS

                                                                                    PAGE
                                                                                    ----
PRO FORMA FINANCIAL STATEMENTS:

  Unaudited pro forma consolidated balance sheet as of June 30, 1996                F-2

  Unaudited pro forma consolidated statement of operations for the
    six months ended June 30, 1996                                                  F-3

  Unaudited pro forma consolidated statement of operations for the
    year ended December 31, 1995                                                    F-4

  Notes to the pro forma financial statements                                       F-5

HISTORICAL SUMMARY OF REVENUES AND DIRECT OPERATING EXPENSES
STATEMENT FOR THE FOUNTAINS APARTMENTS:

  Report of Independent Accountants                                                 F-7

  Historical summary of revenues and direct operating expenses for the year
    ended December 31, 1995                                                         F-8

  Note to historical summary of revenues and direct operating expenses              F-9



HISTORICAL SUMMARY OF REVENUES AND DIRECT OPERATING EXPENSES
STATEMENT FOR CHANNING HEIGHTS APARTMENTS:

  Report of Independent Accountants                                                 F-10

  Historical summary of revenues and direct operating expenses for the year
    ended December 31, 1995                                                         F-11

  Note to historical summary of revenues and direct operating expenses              F-12

                        BAY APARTMENT COMMUNITIES, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1996
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                                  (UNAUDITED)
                                _______________

                                                                       1996
                                                      HISTORIC-      ACQUISI-           OTHER           PRO
                     ASSETS                               AL          TIONS          TRANSACTIONS      FORMA
                                                       --------      --------          --------       --------
Real estate assets:
  Land                                                 $117,252      $ 16,685 A               -       $133,937
  Buildings and improvements                            412,599        49,815 A               -        462,414
  Furniture, fixtures and equipment                      27,837         3,364 A               -         31,201
                                                       --------      --------          --------       --------
                                                        557,688        69,864                          627,552
 Less accumulated depreciation                          (42,326)            -                          (42,326)
                                                       --------      --------                         --------
 Operating real estate assets                           515,362        69,864                 -        585,226
 Construction in progress                                44,715             -                 -         44,715
                                                       --------      --------          --------       --------
                                                        560,077        69,864                 -        629,941
 Cash and cash equivalents                                  489       (69,516) B       $ 69,516 D          489
 Other assets                                            10,988             -                 -         10,988
                                                       --------      --------          --------       --------
      Total assets                                    $ 571,554      $    348          $ 69,516       $641,418
                                                      =========      ========          ========       ========

LIABILITIES AND SHAREHOLDERS' EQUITY

Notes payable                                           275,495             -           (64,665) E     210,830
Accounts payable and accrued expenses                     3,567             -                 -          3,567
Dividends payable                                         6,339             -                 -          6,339
Other liabilities                                         3,909           348 C               -          4,257
                                                       --------      --------          --------       --------
      Total liabilities                                 289,310           348           (64,665)       224,993

Preferred stock, $.01 par value; 25,000,000
  shares authorized; 2,308,800 shares of Series
  A outstanding at June 30, 1996 and June 30,
  1996 pro forma; 405,022 shares of Series B
  outstanding at June 30, 1996 and   June 30,
  1996 pro forma, respectively.                              27             -                 -             27

Common stock, $.01 par value; 40,000,000
  shares authorized; 13,226,851 shares
  outstanding at June 30, 1996; 18,976,851
  shares outstanding at June 30, 1996
  pro forma.                                                132             -                58 F          190
Paid-in capital                                         300,953             -           134,123 G      435,076

Dividends in excess of accumulated earnings             (18,868)            -                          (18,868)
                                                       --------      --------          --------       --------
      Total  shareholders' equity                       282,244             -           134,181        416,425

      Total liabilities and shareholders'
         equity                                       $ 571,554      $    348          $ 69,516       $641,418
                                                      =========      ========          ========       ========





   The accompanying notes are an integral part of these financial statements.

                        BAY APARTMENT COMMUNITIES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1996
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                                  (UNAUDITED)
                                _______________



                                                                          1996
                                                 HISTORICAL          ACQUISITIONS            PRO FORMA
                                                 ----------          ------------            ---------
Revenues:
  Rental                                         $34,000              $3,864 H               $37,864
  Other                                              865                 142 H                 1,007
                                                 -------              ------                 -------
     Total revenue                                34,865               4,006                  38,871

Expenses:
  Property operating                               7,845                 772 I                 8,617
  Property taxes                                   2,687                 331 I                 3,018
  General and administrative                       1,724                 243 I                 1,967
  Interest and financing                           7,107                   -                   7,107
  Depreciation and amortization                    8,197               1,071 J                 9,268
                                                 -------              ------                 -------
                                                  27,560               2,417                  29,977
                                                 -------              ------                 -------
Income before minority interest                    7,305               1,589                   8,894

  Minority interest                                   27                   -                      27
                                                 -------              ------                 -------

Income before extraordinary item                   7,278               1,589                   8,867

Extraordinary item                                   511                   -                     511
                                                 -------              ------                 -------
Net income                                       $ 6,767              $1,589                 $ 8,356
                                                 =======              ======                 =======





   The accompanying notes are an integral part of these financial statements.

                        BAY APARTMENT COMMUNITIES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                                  (UNAUDITED)
                                _______________



                                                                       1996                    PRO
                                               HISTORICAL          ACQUISITIONS               FORMA
                                                 -------              ------                 -------
Revenues:
   Rental                                        $52,110              $7,728 H               $59,838
   Other                                           1,411                 285 H                 1,696
                                                 -------              ------                 -------
      Total revenue                               53,521               8,013                  61,534

Expenses:
   Property operating                             12,452               1,544 I                13,996
   Property taxes                                  4,349                 661 I                 5,010
   General and administrative                      2,467                 486 I                 2,953
   Interest and financing                         11,472                   -                  11,472
   Depreciation and amortization                  13,714               2,141 J                15,855
                                                 -------              ------                 -------
      Total expenses                              44,454               4,832                  49,286
                                                 -------              ------                 -------

Income before minority interest and gain on sale   9,067               3,181                  12,248
Minority interest                                     19                   -                      19
                                                 -------              ------                 -------
Income before gain on sale                         9,048               3,181                  12,229
Gain on sale                                       2,412                   -                   2,412
                                                 -------              ------                 -------
Net income                                       $11,460              $3,181                 $14,641
                                                 =======              ======                 =======





   The accompanying notes are an integral part of these financial statements.

                        BAY APARTMENT COMMUNITIES, INC.
                  NOTES TO THE PRO FORMA FINANCIAL STATEMENTS
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                                  (UNAUDITED)
                               __________________

1.     Basis of Presentation:

The pro forma financial statements of Bay Apartment Communities, Inc. (the "Company"), which are unaudited, have been prepared based on the historical financial statements of the Company. The pro forma consolidated balance sheet has been prepared as if the acquisition of the three apartment communities in July and August, 1996 (the "1996 Acquisition Communities"), the Company's second public offering in August, 1996 (the "Offering"), and paydowns on the $200 million unsecured line of credit (the "1996 Credit Facility"), had occurred on June 30, 1996. The pro forma consolidated statements of operations for the six months ended June 30, 1996, and the year ended December 31, 1995, have been prepared as if the above mentioned events had occurred on January 1,
1995.   In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made. The pro forma financial statements should be read in conjunction with the historical financial statements of the Company.

The pro forma financial statements are not necessarily indicative of what the actual results of operations of the Company would have been for the six months ended June 30, 1996 or for the year ended December 31, 1995 had the 1996 Acquisition Communities, the Offering, and paydowns on the 1996 Credit Facility occurred on January 1, 1995, nor do they purport to represent the results of operations for future periods.

2.     PRO FORMA ADJUSTMENTS:

        A. Additional real estate assets are attributable to the 1996 Acquisition Communities which consist of the $27.9 million acquisition of The Fountains Apartments, the $24.5 million acquisition of Channing Heights Apartments, and the $17.5 million acquisition of Mill Creek Apartments.

        B. Decrease in cash and cash equivalents is attributable to cash used to acquire the 1996 Acquisition Communities.

        C. Increase in other liabilities is attributable to resident deposits and accrued property taxes from the 1996 Acquisition Communities.

        D. Increase in cash and cash equivalents is attributable to $134.2 million in net proceeds from the Offering offset by the $64.7 million paydown of the 1996 Credit Facility.

        E. Decrease in notes payable is attributable to the paydown of the 1996 Credit Facility.

        F. Increase in common stock is attributable to the issuance of shares in the Offering.





                                   Continued

                        BAY APARTMENT COMMUNITIES, INC.
                  NOTES TO THE PRO FORMA FINANCIAL STATEMENTS
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                                  (UNAUDITED)
                               __________________

2.     Pro Forma Adjustments, continued:

        G. Additional paid in capital is attributable to the net proceeds from the Offering.

        H. Additional rental and other revenue is attributable to the 1996 Acquisition Communities.

        I. Additional property operating expense, property tax expense, and general and administrative expense are attributable to the 1996 Acquisition Communities.

        J. Depreciation expense attributable to the 1996 Acquisition Communities has been computed using the straight-line method over 30 years for buildings and 7 years for furniture, fixtures and equipment.

                       REPORT OF INDEPENDENT ACCOUNTANTS



Board of Directors
Bay Apartment Communities, Inc.:

We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the Historical Summary) of The Fountains Apartments, San Jose, California (the Property) for the year ended December 31, 1995. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note A, and is not intended to be a complete presentation of the Property's revenues and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses, described in Note A, of The Fountains Apartments, San Jose, California, for the year ended December 31, 1995 in conformity with generally accepted accounting principles.



                                                        Coopers & Lybrand L.L.P.

San Francisco, California
July 30, 1996

                            THE FOUNTAINS APARTMENTS
                       HISTORICAL SUMMARY OF REVENUES AND
                           DIRECT OPERATING EXPENSES
                      for the year ended December 31, 1995





Revenues:
  Rental income                                                    $2,808,953
  Other                                                               169,632
                                                                   ----------
                                                                    2,978,585
                                                                   ----------

Direct operating expenses:
  On-site management                                                  126,728
  Real property tax                                                   282,570
  Utilities                                                           126,743
  Repairs and maintenance                                             232,734
  Other                                                               137,950
                                                                   ----------
                                                                      906,725
                                                                   ----------
               Revenues in excess of direct
                   operating expenses                              $2,071,860
                                                                   ==========





                      The accompanying note is an integral
                        part of this Historical Summary.

                            THE FOUNTAINS APARTMENTS
                     NOTE TO HISTORICAL SUMMARY OF REVENUES
                         AND DIRECT OPERATING EXPENSES



A.   Property and Basis of Accounting:

     The accompanying Historical Summary of Revenues and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of The Fountains Apartments, an apartment community, located in San Jose, California, with 226 apartment homes.

     In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees, and income taxes.

     Rental income attributable to residential leases is recorded when due from tenants.

                       REPORT OF INDEPENDENT ACCOUNTANTS



Board of Directors
Bay Apartment Communities, Inc.:

We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the Historical Summary) of Channing Heights Apartments, San Rafael, California (the Property) for the year ended December 31, 1995. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note A, and is not intended to be a complete presentation of the Property's revenues and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses, described in Note A, of Channing Heights Apartments, San Rafael, California, for the year ended December 31, 1995 in conformity with generally accepted accounting principles.



                                                        Coopers & Lybrand L.L.P.

San Francisco, California
September 17, 1996

                          CHANNING HEIGHTS APARTMENTS
                       HISTORICAL SUMMARY OF REVENUES AND
                           DIRECT OPERATING EXPENSES
                      for the year ended December 31, 1995





Revenues:
  Rental income                                                    $2,564,131
  Other                                                                37,940
                                                                   ----------
                                                                    2,602,071
                                                                   ----------

Direct operating expenses:
  On-site management                                                   81,381
  Real property tax                                                   226,306
  Utilities                                                           141,410
  Repairs and maintenance                                             246,168
  Other                                                               117,419
                                                                   ----------
                                                                      812,684
                                                                   ----------
               Revenues in excess of direct
                   operating expenses                              $1,789,387
                                                                   ==========





                      The accompanying note is an integral
                        part of this Historical Summary.

                          CHANNING HEIGHTS APARTMENTS
                     NOTE TO HISTORICAL SUMMARY OF REVENUES
                         AND DIRECT OPERATING EXPENSES



A.   Property and Basis of Accounting:

     The accompanying Historical Summary of Revenues and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Channing Heights Apartments, an apartment community, located in San Rafael, California, with 254 apartment homes.

     In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees, and income taxes.

     Rental income attributable to residential leases is recorded when due from tenants.